ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

Filed in the office of	Document Number 20080780161-43
Ross Miller Secretary of State State of Nevada	Filing Date and Time 12/01/2008 4:48 PM
	Entity Number C14960-2000

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

GRIT INTERNATIONAL GROUPS INC

2. The articles have been amended as follows: (provide article numbers, if available)

the corporation has adopted a resolution to Amend the Articles of Incorporation of the Corporation whereby the Corporation is to:

EFFECT A REVERSE SPLIT OF THE EXISTING OUTSTANDING SHARES OF THE COMPANY BY RATIO OF 1 NEW SHARE FOR EVERY 20 SHARES OUTSTANDING

A NAME CHANGE HAS ALSO BEEN ADDRESSED TO CHANGE FROM:
GRIT INTERNATIONAL GROUPS INC. TO
GRIT INTERNATIONAL INC.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: AT LEAST TWO-THIRDS

4. Effective date of filing: (optional) 12/1/08

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

Filed in the office of	Document Number 20080780161-43
Ross Miller Secretary of State State of Nevada	Filing Date and Time 12/01/2008 4:48 PM
	Entity Number C14960-2000

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

GRIT INTERNATIONAL GROUPS INC

2. The articles have been amended as follows: (provide article numbers, if available)

the corporation has adopted a resolution to Amend the Articles of Incorporation of the Corporation whereby the Corporation is to:

EFFECT A REVERSE SPLIT OF THE EXISTING OUTSTANDING SHARES OF THE COMPANY BY RATIO OF 1 NEW SHARE FOR EVERY 20 SHARES OUTSTANDING

A NAME CHANGE HAS ALSO BEEN ADDRESSED TO CHANGE FROM:
GRIT INTERNATIONAL GROUPS INC. TO
GRIT INTERNATIONAL INC.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: AT LEAST TWO-THIRDS

4. Effective date of filing: (optional) 12/1/08

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Certificate of Amendment

(PURSUANT TO NRS 78.380)

Filed in the office of	Document Number
Ross Miller Secretary of State State of Nevada	20070319748-41
	Filing Date and Time 05/07/2007 1:04 PM
	Entity Number C14960-2000

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations
(Pursuant to NRS 78.380 - Before Issuance of Stock)

1. Name of corporation:

TENNALTA PETROLEUM CORP

2. The articles have been amended as follows (provide article numbers, if available):

ENTITY # C14960-2000

ARTICLE I

CHANGING THE NAME OF THE ABOVE CORPORATION TO:

GRIT INTERNATIONAL GROUPS INC.

3. The undersigned declare that they constitute at least two-thirds of the incorporators [X], or of the board of directors [ ] (check one box only)

4. Effective date of filing (optional): ____________
(must not be later than 90 days after the certificate is filed)

5. The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued.

6. Signatures (If more than two signatures, attach an 8 1/2" x 11" plain sheet with the additional signatures.)

X [signature] Signature
Lawrence Zaker

X ____________ Signature

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Certificate of Amendment

(PURSUANT TO NRS 78.380)

Filed in the office of	Document Number
Ross Miller Secretary of State State of Nevada	00001376836-64
	Filing Date and Time 06/04/2007 2:53 PM
	Entity Number C14960-2000

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.380 - Before Issuance of Stock)

1. Name of corporation:

GRIT INTERNATIONAL GROUPS INC.

2. The articles have been amended as follows (provide article numbers, if available):

the Corporation has adopted a resolution to Amend the Articles of Incorporation of the Corporation whereby the Corporation is to delete Article IV of the current articles of Incorporation of the Corporation and to replace it with the following new Articles of IV as follows:

THE AGGREGATE NUMBER OF SHARES WICH THE CORPORATION SHALL HAVE THE AUTHORITY TO ISSUE IS 500,000,000 SHARES OF PAR VALUE OF $0.001 DESIGNATED AS COMMON STOCK.

The current number of authorized shares and the par value of the shares before the change as stated in Article IV is presently 100,000,000 common shares of par value of $0.001

3. The undersigned declare that they constitute at least two-thirds of the incorporators ☐, or of the board of directors ☒ (check one box only)

4. Effective date of filing (optional): 6/4/07

(must not be later than 90 days after the certificate is filed)

5. The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued.

6. Signatures (If more than two signatures, attach an 8 1/2" x 11" plain sheet with the additional signatures.)

X [signature] Signature

X ______________________ Signature

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Certificate of Amendment

(PURSUANT TO NRS 78.380)

Filed in the office of	Document Number 00001376835-53
Ross Miller Secretary of State State of Nevada	Filing Date and Time 06/04/2007 2:53 PM
	Entity Number C14960-2000

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.380 - Before Issuance of Stock)

1. Name of corporation:

GRIT INTERNATIONAL GROUPS INC.

2. The articles have been amended as follows (provide article numbers, if available):

the Corporation has adopted a resolution to Amend the Articles of Incorporation of the Corporation whereby the Corporation is to :

EFFECT A REVERSE SPLIT OF THE EXISTING OUTSTANDING SHARES OF THE COMPANY BY RATIO OF 1 NEW SHARE FOR EVERY 1000 SHARES OUTSTANDING

3. The undersigned declare that they constitute at least two-thirds of the incorporators ☐, or of the board of directors ☒ (check one box only)

4. Effective date of filing (optional): 6/4/07

(must not be later than 90 days after the certificate is filed)

5. The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued.

6. Signatures (If more than two signatures, attach an 8 1/2" x 11" plain sheet with the additional signatures.)

X [signature] Signature

X ______________ Signature

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State Amend 78.380 2007
Revised on: 5/10/07

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Certificate of Change Pursuant to NRS 78.209

Filed in the office of	Document Number 00001376834-42
Ross Miller Secretary of State State of Nevada	Filing Date and Time 06/04/2007 2:53 PM
	Entity Number C14960-2000

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Change filed Pursuant to NRS 78.209
For Nevada Profit Corporations

1. Name of corporation:

GRIT INTERNATIONAL GROUPS INC

2. The board of directors have adopted a resolution pursuant to NRS 78.209 and have obtained any required approval of the stockholders.

3. The current number of authorized shares at the par value, if any, of each class or series, if any, of shares before the change:

100,000,000 at $0.001 Par Value Common Stock

4. The number of authorized shares and the par value, if any, of each class or series, if any, of shares after the change:

500,000,000 at $0.001 Par Value Common Stock

5. The number of shares of each affected class or series, if any, to be issued after the change in exchange for each issued share of the same class or series:

49.523

6. The provisions, if any, for the issuance of fractional shares, or for the payment of money or the issuance of scrip to stockholders otherwise entitled to a fraction of a share and the percentage of outstanding shares affected thereby:

7. Effective date of filing (optional): 6/4/07

(must not be later than 90 days after the certificate is filed)

8. Officer Signature: X [signature] President

Signature Title

IMPORTANT: Failure to include any of the above information and submit the proper fees may

CERTIFICATE
OF AMENDMENT
TO

ARTICLES
OF INCORPORATION

OF
GRIT INTERNATIONAL GROUPS INC.

Formerly

TENNALTA PETROLEUM CORPORATION

We, the undersigned President and Secretary of Tennalta Petroleum Corporation., a Nevada corporation (the "Corporation"), do hereby certify that the Board of Directors of said corporation, by unanimous written consent dated as of May 07th, 2007, declared the advisability of and adopted resolutions to amend the Articles of Incorporation of the Corporation pursuant to the Nevada Revised States, as amended ("NRS"), to delete Article I and Article IV of the current Articles of Incorporation of the Corporation and to replace it with the following new Articles I and IV as follows:

FIRST.

The name of the corporation is: Grit International Groups Inc.

FOURTH.

The aggregate number of shares of stock which the Corporation shall have the authority to issue is 500,000,000 shares of the par value of $0.0001 per share designated as Common Stock and 10,000,000 shares of the par value of $0.0001 per share designated as Preferred Stock. The Board of Directors is expressly authorized, prior to issuance, to prescribe the classes, series and the number of each class or series of stock and the voting powers, designations, preferences, limitations, restrictions and relative rights of each class or series of stock, as follows:

a. The Preferred Stock may be issued from time to time by the Board of Directors, as provided in RS Sections 78.195, 78.195.5 and 78.196, as shares of one or more series of Preferred Stock, and the board of Directors is expressly authorized, prior to issuance, to prescribe the following in the resolution or resolutions providing for the issuance of shares of each particular series:

    (i) The distinctive serial designation of such series which shall distinguish it from other series;

    (ii) The number of shares included in such series, which number may be increased or decreased from time to time unless otherwise provided by the Board of Directors in creating the series;

(iii) The annual dividend rate (or method of determining such rate) for shares of such series and the date or dates upon which such dividends shall be payable;

(iv) Whether dividends on the shares of such series shall be cumulative, and, in the case of shares of any series having cumulative dividend rights, the date or dates or method of determining the date or dates from which dividends on the shares of such series shall be cumulative;

(v)

The amount or amounts which shall be paid out of the assets of the Corporation to the holders of the shares of such series upon voluntary or involuntary liquidation, dissolution or winding up of the Corporation;

(vi)

The price or prices at which, the period or periods within which, and the terms and conditions upon which the shares of such series may be redeemed, in whole or in part, at the option of the Corporation;

(vii)

The obligation, if any, of the Corporation to purchase or redeem shares of such series pursuant to a sinking fund or otherwise and the price or prices at which, the period or periods within which, and the terms and conditions upon which the shares of such series shall be redeemed, in whole or in part, pursuant to such obligation;

(viii)

The period or periods within which and the terms and conditions, if any, including the price or prices or the rate or rates of conversion and their terms and conditions of any adjustments thereof, upon which the shares of such series shall be convertible at the option of the holder into shares of any class of stock or into shares of any other series of Preferred Stock or other securities;

(ix)

The voting rights, if any, of the shares of such series in addition to those required by law, including the number of votes per share and any requirement for the approval by the holders of a certain percentage of all Preferred Stock, or of the shares of one or more series, or of both, as a condition to specified corporate action or amendments to the articles of incorporation;

(x)

The ranking of the shares of the series as compared with shares of other series of the Preferred Stock in respect of the right to receive dividends; and

(xi)

Any other voting powers, designations, preferences, limitations, restrictions and relative rights of each class or series of stock not inconsistent herewith or with applicable law.

b.

All shares of Preferred Stock shall rank senior to the Common Shares in respect of the right to receive dividends and the right to receive payments out of the assets of the

Corporation upon voluntary or involuntary liquidation, dissolution or winding up of the Corporation. Shares of any class or series may be issued as a share dividend in respect of shares of another class or series. The Corporation may issue uncertificated shares of some or all of the shares of any or all of its classes or series. All shares of Preferred Stock redeemed, purchased or otherwise acquired by the Corporation (including shares surrendered for conversion) shall be canceled and thereupon restored to the status of authorized but unissued shares of Preferred Stock undesignated as to series.

c.

Except as otherwise provided by the Board of Directors in accordance with paragraph a. above in respect of any series of the Preferred Stock, all voting rights of the Corporation shall be vested in the holders of the Common and Preferred Stock who shall be entitled to one vote per share.

The undersigned President and Secretary of the Corporation further certify that the number of shares of the Corporation outstanding and entitled to vote on an amendment of the Articles of Incorporation of the Corporation is ; and that the above amendment of the Articles of Incorporation of the Corporation has been consented to and approved by stockholders holding shares in the Corporation entitling them to exercise at least a majority of the voting power of each class of stock outstanding and entitled to vote thereon. The total number of shares voted in favor of the foregoing amendment of the Articles of Incorporation of the Corporation was , constituting 100% of the issued and outstanding shares of the Corporation.

Lawrence Zeiben
President